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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) March 21, 1997.
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                          Texas Bottling Group, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)

                                    Nevada
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                (State or Other Jurisdiction of Incorporation)

        33-69275                                           75-2158578
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(Commission File Number)                         (I.R.S. Employer Identification
                                                             Number)

    1999 Bryan Street, Suite 3300, Dallas, Texas             75201
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      (Address of Principal Executive Offices)             (Zip Code)


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         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         CCBG Corporation is the sole shareholder of The Coca-Cola Bottling Group (Southwest), Inc., holder of all the outstanding voting stock of the Registrant. The Edmund and Adelyn Hoffman 1995 Family Trust (the "Family Trust") holds 3800 shares of the Class A Common Stock of CCBG Corporation ("Class A Stock"). Effective March 21, 1997, Robert K. Hoffman, Co-Chairman of the Registrant and Richard E. Hoffman, brother of Robert Hoffman, and the son of Edmund M. Hoffman, the other Co-Chairman of the Registrant, resigned as the Trustees of the Family Trust. Richard Ware II and Robert W. Decherd have agreed to serve as the Co-Trustees of the Family Trust, effective as of March 21, 1997. Both Mr. Ware and Mr. Decherd are members of the Board of Directors of CCBG Corporation and hold respectively 179 and 250 shares of the nonvoting Class B Common Stock of CCBG Corporation ("Class B Stock").

    The change of Trustees of the Family Trust reduces the beneficial ownership of Robert K. Hoffman and Richard E. Hoffman by 3800 shares. Robert Hoffman and Richard Hoffman remain the Co-Trustees of the Edmund M. Hoffman 1995 Grantor Annuity Trust and the Adelyn Jean Hoffman 1995 Grantor Annuity Trust (the "Trusts"). The terms of each Trust provide that either Co-Trustee may act alone to exercise voting and investment power over the 16,171 shares of Class A Stock held by such trust.

    Including the shares held by the Trusts, Robert K. Hoffman is the beneficial owner of 56,042 shares of Class A Stock (73.5% of the outstanding voting stock; 58.2% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested incentive stock options). Including the shares held by the Trusts, Richard
E. Hoffman is the beneficial owner of 32,342 shares of Class A Stock (42.5% of the outstanding voting stock; 33.6% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested incentive stock options). As Co-Trustees of the Family Trust, Mr. Ware is the beneficial owner of 3800 shares of Class A Stock (5% of the outstanding voting stock; 4.1% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested incentive stock options) and Mr. Decherd is the beneficial owner of 3800 shares of Class A Stock (5% of the outstanding voting stock; 4.2% of the voting stock after conversion of the outstanding Class B Stock including stock which may be issued pursuant to vested stock options).



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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Texas Bottling Group, Inc.

Date: April 11, 1997                   By: /s/ Stephanie L. Ertel
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                                           Stephanie L. Ertel,
                                           Vice President
                                           (Duly authorized officer)










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